                                                                    Exhibit 23.3

                               ENGINEER'S CONSENT


     We hereby consent to the reference to our firm and to our reports dated December 31, 1999 and April 1, 2000, both of which are referred to in this Registration Statement on Form F-1 of Westlinks Resources Ltd.


                                            GRANT TRIMBLE ENGINEERING LTD.

                                       Per: (Signed) "Stephen C. Trimble"
                                            ----------------------------------
                                            Stephen C. Trimble, Vice-President
                                            Vice-President


Calgary, Alberta
December 14, 2000